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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, the Board of Directors of LM Funding America, Inc. (the “Company”) approved, following the recommendation of the Compensation Committee of the Company (the “Compensation Committee”), the grant of options to purchase shares of common stock of the Company (the “Options”) to each of Bruce Rodgers, Richard Russell and Ryan Duran in the amounts set forth below opposite such officer’s name below.

Name	Number of Stock Options
Bruce Rodgers	176,100
Richard Russell	114,500
Ryan Duran	61,700

The Options were issued subject to the terms of the Amended and Restated LM Funding America, Inc. 2021 Omnibus Incentive Plan at a per-share exercise price equal to the closing price of the Company’s common stock on the grant date of $1.14. Each Option has a term of ten years, with one-half of the Options vesting and becoming exercisable on the first anniversary of the grant date, and the remaining one-half of the Options vesting and becoming exercisable on the second anniversary of the grant date, subject to the respective executive’s continued service to the Company through the applicable vesting dates.

In addition, on September 30, 2025, the Board, following the recommendation of the Compensation Committee, approved a discretionary one-time cash bonus for individual performance and the Company’s achievement of corporate objectives (i) to Bruce Rodgers in the gross amount of $660,000 (which is approximately 80% of Mr. Rodgers’ targeted bonus amount), (ii) to Richard Russell in the gross amount of $440,000 (which is approximately 80% of Mr. Russell’s targeted bonus amount), and (iii) to Ryan Duran in the gross amount of $212,500 (which is approximately 100% of Mr. Duran’s targeted bonus amount).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	October 3, 2025	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer